Exhibit 10.2
                                                                    ------------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


           This Agreement dated as of January 19, 1999 is entered into by and among Diatide, Inc., a Delaware corporation (the "Company"), and the Stockholders identified on Schedule I hereto (the "Stockholders").

           In consideration of the mutual promises and covenants contained in this Agreement, the Company and the Stockholders agree as follows:

           1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                "Chase Registrable Shares" means Stockholder Registrable Shares (as such term is defined in the Chase Registration Rights Agreement).

                "Chase Registration Rights Agreement" means the Registration Rights Agreement dated as of September 23, 1997 by and among the Company and the Stockholders (as defined therein), as amended from time to time.

                "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act and the Exchange Act.

                "Common Stock" means the common stock, $.001 par value per share, of the Company.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                "Other Registrable Shares" means at any time all shares of Common Stock (other than Stockholder Registrable Shares and Chase Registrable Shares) (i) currently or hereafter issued by the Company with respect to which the holders thereof have the right to require the Company to register such shares pursuant to the Securities Act; (ii) which would otherwise be Stockholder Registrable Shares but for the second to last sentence under the definition of Stockholder Registrable Shares; (iii) which would otherwise be Chase Registrable Shares but for the second to last sentence under the definition of Stockholder Registrable Shares in the Chase Registration Rights Agreement and (iv) any other shares of Common Stock issued in respect of the shares described in the preceding clauses (i), (ii) and (iii) (because of stock-splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock shall cease to be Other Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) with respect to shares which would be Stockholder Registrable Shares but for the second to last sentence under the definition of


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Stockholder Registrable Shares, upon any sale or transfer in any manner to a person or entity which, by virtue of Section 13 of this Agreement, is not entitled to the rights provided by this Agreement.

                "Registrable Shares" means at any time Stockholder Registrable Shares, Chase Registrable Shares and Other Registrable Shares.

                "Registration Expenses" means the expenses described in Section
5.

                "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                "Shares" means the shares of Series B Convertible Preferred Stock, par value $.01 per share, as more fully defined in Section 2.1 of the Securities Purchase Agreement dated as of January 19, 1999 by and among the Company and the Stockholders.

                "Stockholder Priority" shall mean at any time $6,000,000 less any net proceeds received by or payable to the holders of the Stockholder Registrable Shares or their respective predecessors in interest pursuant to (i) sales of Stockholder Registrable Shares pursuant to any prior required registration pursuant to Section 2 hereof or incidental registration pursuant to
Section 3 hereof, (ii) sales of Stockholder Registrable Shares pursuant to Rule 144 under the Securities Act, (iii) sales of Stockholder Registrable Shares to an unaffiliated party, or (iv) any event which is treated as a liquidation of the Company (or any successor) pursuant to the terms of the Certificate of Designations for the Shares.

                "Stockholder Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion or exchange of the Shares, (ii) the shares of Common Stock issued or issuable upon the exercise of the Warrants to purchase 123,795 shares of Common Stock (the "Warrant Shares") issued to the Stockholders on January 19, 1999 (the "Warrants") and (iii) any other shares of Common Stock issued in respect of the securities described in the preceding clauses (i) and (ii) (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Stockholder Registrable


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Shares shall cease to be Stockholder Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or
(ii) upon any sale in any manner to a person or entity which, by virtue of
Section 13 of this Agreement, is not entitled to the rights provided by this Agreement. Notwithstanding the foregoing, on and after the time that the Stockholder Priority is reduced to zero, all securities which are Stockholder Registrable Shares shall cease to be Stockholder Registrable Shares and shall thereafter be included in the definition of Other Registrable Shares. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Stockholder Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares and upon exercise of the Warrants even if such conversion has not been effected or such exercise has not been made.

                "Stockholders" means the Stockholders and any persons or entities to whom the rights granted under this Agreement are transferred by any Stockholder, their successors or assigns pursuant to Section 13 hereof.

           2.   Required Registrations.

                (a) At any time after January 19, 2000, a Stockholder or Stockholders holding in the aggregate at least 51% of the Stockholder Registrable Shares (determined without regard to the second to last sentence under the definition of Stockholder Registrable Shares) may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders with an aggregate value of at least $4,000,000; provided, however, that no Stockholder or Stockholders shall have the right to request a registration pursuant to this Section 2(a) at any time the Company is eligible to file a Registration Statement on Form S-3 (or any successor form) or any other Form applicable to secondary offerings.

                (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 51% of the Stockholder Registrable Shares (determined without regard to the second to last sentence under the definition of Stockholder Registrable Shares) may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares held by such holders with an aggregate value of at least $1,000,000.

                (c) In the case of a registration requested pursuant to this
Section 2, if the Stockholders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other


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Stockholders to participate shall be conditioned on such Stockholders'
participation in such underwriting.

                (d) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwriting to the approval of the underwriter managing the offering as provided in Section 2(e) below and to the priorities set forth in Section 2(g) below. The Company may also include in such registration Registrable Shares requested to be included by other holders of Registrable Shares, subject in the case of an underwriting to the approval of the underwriter managing the offering as provided in Section 2(e) below and to the priorities set forth in Section 2(g) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the regis tration on Form S-1 or Form S-2 (or any successor forms) in the case of a registration requested pursuant to Section 2(a) above, or on Form S-3 (or such successor form) in the case of a registration requested pursuant to Section 2(b) above, of all Registrable Shares which the Company has been requested to register.

                (e) Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Stockholders initiating a registration pursuant to Section 2(c) in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Stockholders initiating the registration shall so advise the Company and all other Stockholders holding Registrable Shares which would otherwise be included in the underwriting and the number of Registrable Shares that may be included in the underwriting shall be allocated in the manner set forth in Section 2(g) below. If the managing underwriter does not limit the number of Registrable Shares to be underwritten subject to Section 2(g) below, the Company and other holders of Registrable Shares may include Common Stock for their respective accounts in such registration if the managing underwriter states that such inclusion would not adversely affect the offering of Registrable Shares for any reason and if the number of Registrable Shares held by the Stockholders which would otherwise have been included in such registration and underwriting will not thereby be limited or reduced.

                (f) The Company shall not be required to effect more than one registration pursuant to Section 2(a) above ("Demand Registration Statement") but may be required to effect Demand Registration Statements pursuant to Section 2(b) above without limitation other than as set forth in Section 2(b). In addition, the Company shall not be required to effect more than one registration pursuant to this Section 2 during any six month period. For purposes of this
Section 2(f), a Registration Statement shall not be counted as a Demand Registration Statement until


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such time as such Registration Statement has been declared effective by the
Commission and has remained effective for 120 days, or if sooner, until all the Registrable Shares registered thereunder have been sold.

                (g) The Company will include Common Stock in an underwritten Demand Registration Statement required pursuant to Sections 2(a) or 2(b) above as follows:

                    (i) First, pro rata among the Stockholders holding Stockholder Registrable Shares who have requested to have Stockholder Registrable Shares included in such registration pursuant to Section 2 hereof, and the holders of Chase Registrable Shares who have requested to have Chase Registrable Shares included in such registration (to the extent necessary to reduce the Stockholder Priority (as defined in the Chase Registration Rights Agreement) to zero), based upon the number of Stockholder Registrable Shares owned by each such Stockholder and the number of Chase Registrable Shares owned by each such holder of Chase Registrable Shares.

                    (ii) Second, pro rata among the other persons or entities
                         holding Other Registrable Shares based upon the number of Other Registrable Shares held by such persons and entities.

           3.        Incidental Registration.

                (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 30 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

                (b) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in


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such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and/or the holders of Registrable Shares who have registration rights similar to those set forth in
Section 2 hereof and who have initiated or are participating in the offering pursuant to such rights (the "Initiating Stockholders") and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering of securities proposed to be offered and sold by the Company and/or the Initiating Stockholders. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares would materially and adversely affect such offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares (as determined in accordance with the next sentence), if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of Registrable Shares which the Stockholders have requested to be included, then

                    (i) the Stockholders who have requested registration shall first be entitled to include all Registrable Shares that they have requested to be included to the extent necessary to reduce the Stockholder Priority to zero; provided that such Registrable Shares shall be included with such Registrable Shares as have been requested to be included by the holders of Chase Registrable Shares Chase Registration Rights Agreement) (but only to the extent necessary to reduce the Stockholder Priority (as defined in the Chase Registration Rights Agreement) to zero), on a pro rata basis, based upon the number of Stockholder Registrable Shares owned by each requesting stockholder and the number of Chase Registrable Shares owned by each requesting holder of Chase Registrable Shares;

                    (ii) the party or parties initiating the registration (i.e., the Company or the Initiating Stockholders) shall then be entitled to include all shares that they have requested to be registered; and

                    (iii) the Stockholders who have requested registration and other holders of Registrable Shares entitled to include shares of Common Stock in such registration on a parity with the Stockholders (other than the Stockholders who shall be entitled to include the total number of shares they have requested as provided in clause (i) and the Initiating Stockholders with respect to the shares included as provided in clause (ii)) shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company.


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           4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for 120 days from the effective date or such lesser period until all such Shares are sold;

                (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for 120 days from the effective date or such lesser period until all the Registrable Shares are sold;

                (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder;

                (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                (e) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or quotation system on which similar securities issued by the Corporation are then listed;

                (f) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                (g) promptly make available for inspection by the sellers of such Registrable Shares, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the sellers of Registrable Shares, all financial and other records, pertinent corporate documents and properties


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of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                (h) as expeditiously as possible, notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

                (i) as expeditiously as possible, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information.

           If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

           5. Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under Sections 2(a) and 2(b), and all registrations under Section 3 of this Agreement; provided, however, that if a registration is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested, which withdrawal is made within 10 days after such information is made known to the Stockholders) and if the requesting Stockholders elect not to have such registration counted as a registration requested under, as the case may be, Sections 2(a) or 2(b), the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. Such expenses shall be borne by the Stockholders on a pro rata basis, based on the number of Registrable Shares included in such registration by each such Stockholder. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel.


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           6. Indemnification and Contribution. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Stockholder selling such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

           In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Stockholder selling Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not


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misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Stockholder hereunder shall be limited to an amount equal to the proceeds to such Stockholder of Registrable Shares sold as contemplated herein.

           Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

           In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholders on the other in connection with the statements or omissions which


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resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 6, in no case shall any one Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Stockholder from the offering of Registrable Shares; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

           7. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2(c), the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering;
(b) engage reputable legal counsel to render customary opinions and advice with respect to the Registration Statement and (c) engage a nationally recognized public accounting firm to issue customary "cold comfort letters" and advice with respect to the Registration Statement.

           8. Information by Holder. Each Stockholder holding Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. In addition, each person that is, becomes or was a Stockholder at any time under this Agreement, shall promptly furnish to the Company upon request, information relating to such


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Stockholder's and it's affiliates holdings of Company securities, including, without limitation, the number of shares owned by such Stockholder and its affiliates, the date of such holdings, the date and number of shares transferred or sold at any time and the name of the transferee, and the purchase price (or net consideration, if applicable) received by such Stockholder upon the transfer of any Company security.

           9.   Limitations on Registration Rights.

                (a) Notwithstanding the provisions of Section 2, the Company may by written notice to the Stockholders (x) delay filing a Demand Registration Statement requested by a Stockholder (a "Delayed Demand Registration Statement") or (y) require that the Stockholders immediately cease sales of shares under any effective Registration Statement ("Suspended Registration Statement"), in any period during which the Company is engaged in (i) a registered public offering of the Company, or (ii) any activity or transaction or preparations or negotiations for any activity or transaction ("Company Activity") that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with any such Registration Statement would require disclosure of the Company Activity; provided, that, (i) in the aggregate, all such delays of filing Delayed Demand Registration Statements and/or cessations of sales under Suspended Registration Statements shall not exceed 150 days in any 12-month period and (ii) the Company shall cause any suspended Registration Statement to remain effective for one additional day for each day, or any portion of a day, that the Stockholders were required to cease sales of shares thereunder.

                (b) If the Company requires the Stockholders to cease sales of shares pursuant to Section 9(a) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, give written notice to the Stockholders that such circumstance has terminated and that they may resume sales pursuant to the Suspended Registration Statement. If the prospectus included in such Suspended Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Stockholders given pursuant to this Section 9(b), and the Stockholders shall make no offers or sales of shares pursuant to such Suspended Registration Statement other than by means of such revised prospectus.

           10. "Stand-Off" Agreement. Each Stockholder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder (except shares permitted to be sold pursuant to Section 2 or 3 of this Agreement) for a specified period of time (not to exceed 90 days) following the effective date of a Registration Statement pursuant to which such Stockholder or an affiliate thereof has registered shares ("Stand-Off

Agreement"). The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period. Nothing in this Section 10 shall prohibit transfers to affiliates pursuant to Section 13 hereof.

           11. Rule 144 Requirements. The Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

           12. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 12 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or
(iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

           13. Transfers of Certain Rights.

                (a) This Agreement, and the rights and obligations of each Stockholder hereunder, may be assigned by such Stockholder to another Stockholder, to any affiliate of such Stockholder or to any person or entity acquiring at least

175,000 Stockholder Registrable Shares (determined without regard to the second to last sentence under the definition of the Stockholder Registrable Shares) (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company); provided, however, that the transferee provides written notice of such assignment to the Company stating its name and address and identifying the securities with respect to which such rights are being assigned; and provided further, that the Company receives the written instrument provided in subparagraph (b) below. Any transferee to whom a transfer is made in accordance with the immediately preceding sentence shall be deemed a Stockholder for purposes of this Agreement.

                (b) Any transferee (other than a Stockholder) to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Stockholders under this Agreement to the same extent as if such transferee were a party thereto.

                (c) A transferee to whom rights are transferred pursuant to this
Section 13 may not again transfer such rights to any other person or entity, other than as provided in this Section 13.

           14.       General.

                (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent by a reputable overnight business courier or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

           If to the Company, at Nine Delta Drive, Londonderry, New Hampshire 03053, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention:
Jeffrey N. Carp, Esq.

           If to the Stockholders, to their respective addresses set forth on
Schedule I hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Stockholders, with a copy to Bay Venture Counsel, LLP, 1999 Harrison Street, Suite 1300, Oakland, California 94612, Attention: Donald Reinke, Esq.

           Notices provided in accordance with this Section 14(a) shall be deemed delivered (i) upon personal delivery if notice is hand delivered, (ii) on the next business day if the notice is given by a reputable overnight business courier and (iii) three business days after deposit in the United States mail if sent by United States mail return receipt requested.

                (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                (c) No Third Party Beneficiary. This Agreement shall not confer any rights or remedies on any person or entity other than the Company and the Stockholders.

                (d) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Stockholders holding a majority of the Stockholder Registrable Shares (determined without regard to the second to last sentence under the definition of Stockholder Registrable Shares) held by all of the Stockholders; provided, that this Agreement may be amended with the consent of the holders of less than all Stockholder Registrable Shares only in a manner which affects all Stockholder Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                (f) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                (g) Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

           IN WITNESS WHEREOF, this Agreement has been executed on the day and year first above written by the parties listed below:

                       DIATIDE, INC.





                       By:    /s/ Daniel F. Harrington
                              ---------------------------------------------
                       Name:  Daniel F. Harrington
                       Title:  Vice President and Chief Executive Officer



                       ALTA BIOPHARMA PARTNERS, L.P.
                       By: ALTA BIOPHARMA MANAGEMENT, LLC



                       By:   /s/ Eileen McCarthy
                             ----------------------------------------------
                             Managing Director



                       ALTA EMBARCADERO BIOPHARMA
                       PARTNERS, LLC



                       By:  /s/ Eileen McCarthy
                            -----------------------------------------------
                            Member

                                   SCHEDULE I
                                   ----------



Investors
---------


Alta BioPharma Partners, L.P.
Alta Embarcadero BioPharma Partners, LLC